EXECUTION VERSION
AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of August 4, 2022 (this “Amendment”), is entered into among INTERNATIONAL FLAVORS & FRAGRANCES INC. (as successor to Nutrition & Biosciences, Inc.) (the “Company”), the Lenders signatory hereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Agent”).
WHEREAS, the Company, the Lenders from time to time party thereto and the Agent have entered into that certain Term Loan Agreement, dated as of January 17, 2020 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 25, 2020, as further supplemented by that certain Icon Debt Assumption Supplement, dated as of March 4, 2021, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).
WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Company, the Lenders party hereto (constituting the Required Lenders) and the Agent have agreed to amend the Credit Agreement as provided for herein.
NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings given in the Credit Agreement.
2.Amendment. Upon satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto, in the appropriate alphabetical order:
“Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of August 25, 2020, among Nutrition & Biosciences, Inc., the Lenders signatory thereto and the Agent.
“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement, dated as of August 4, 2022, among the Company, the Lenders signatory thereto and the Agent.
(b)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” to read as follows:
“Loan Documents” shall mean this Agreement, the Guaranty (to the extent outstanding), the Amendment No.1, the Amendment No. 2, the Icon Debt Assumption Supplement and any Note.
(c)Section 5.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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SECTION 5.03 Financial Covenant. So long as any Advance shall remain unpaid, the Company shall maintain a Leverage Ratio as of the end of any Relevant Period of not more than: (i) 4.50 to 1.00 until and including the end of the fiscal quarter ending on June 30, 2023, (ii) then 4.25 to 1.00 until and including the end of the fiscal quarter ending on March 31, 2024, (iii) then 4.00 to 1.00 until and including the end of the fiscal quarter ending June 30, 2024, (iv) then 3.75 to 1.00 until and including the end of the fiscal quarter ending September 30, 2024 and (v) 3.50 to 1.00 as of the end of any Relevant Period ending thereafter; provided that, commencing after the end of the fiscal quarter ending on September 30, 2024, if the Company or any of its Subsidiaries consummates an acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, for which it paid at least $500,000,000 in consideration (a “Qualifying Acquisition”), the maximum Leverage Ratio shall step up to no greater than 3.75 to 1.00 until and including the end of the third full fiscal quarter following the date of consummation of such Qualifying Acquisition and then shall be reduced to 3.50 to 1.00 thereafter.
3.Effectiveness. This Amendment will become effective upon the date on which the following conditions precedent are first satisfied (the “Amendment Effective Date”):
(a)The Agent shall have received from the Company and from Consenting Lenders (as defined below) constituting Required Lenders an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).
(b)The Agent shall have received a certificate, dated the Amendment Effective Date and signed by a duly authorized officer of the Company, confirming (i) the representations and warranties set forth in this Amendment shall be true and correct in all material respects on and as of the Amendment Effective Date and (ii) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.
(c)The Agent shall have received, for the account of each Lender that has executed and delivered a signature page to this Amendment at or prior to 7:00 p.m. (New York time) on July 29, 2022 (each such Lender, a “Consenting Lender”), a consent fee, in an amount equal to 0.025% of the amount of the aggregate Advances under the Credit Agreement held by such Consenting Lender on the date hereof, which consent fee shall be earned, due and payable on the Amendment Effective Date.
(d)The Agent shall have received all expenses due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced two (2) Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of‑pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement.
4.Representations and Warranties. The Company represents and warrants, as of the date hereof, that, after giving effect to the provisions of this Amendment, (a) each of the representations and warranties made by the Company in Section 4.01 of the Credit Agreement is true in all material respects on and as of the date hereof as if made on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date or (ii) to the extent that such representations and warranties are qualified as to materiality or Material Adverse Effect, in which case such representations and warranties shall be true in all respects, and (b) no event shall have occurred and be continuing, or would result from this Amendment or the transactions contemplated hereby, that would, as of the Amendment Effective Date, constitute a Default.
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5.Effect of the Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, amended and restated, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.
6.Miscellaneous. The provisions of Sections 9.02 (Notices, Etc.); 9.03 (No Waiver; Remedies); 9.04 (Costs and Expenses) (except clauses (c) and (d) thereof); 9.08 (Confidentiality); 9.10 (Governing Law; Jurisdiction; Etc.); 9.11 (Execution in Counterparts); 9.14 (Acknowledgement and Consent to Bail-In of Affected Financial Institutions); and 9.19 (Waiver of Jury Trial) of the Credit Agreement shall apply with like effect to this Amendment. This Amendment shall be a “Loan Document” for all purposes under the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Glenn Richter
Name: Glenn Richter
Title: Chief Financial Officer

[Signature Page to TL Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Agent

By:	/s/ Katie Bodack
Name: Katie Bodack
Title: Authorized Signatory

[Signature Page to TL Amendment No. 2]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Pace Doherty
Name: Pace Doherty
Title: Director

[Signature Page to TL Amendment No. 2]

BNP Paribas
as a Lender

By:	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Managing Director

By:	/s/ David Foster
Name: David Foster
Title: Director
[Signature Page to TL Amendment No. 2]

CoBank, ACB
as a Lender

By:	/s/ Jared A Greene
Name: Jared A Greene
Title: Assistant Corporate Secretary

[Signature Page to TL Amendment No. 2]

ING BANK N.V., DUBLIN BRANCH
as a Lender

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Signature Page to TL Amendment No. 2]

MIZUHO BANK, LTD.
as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

[Signature Page to TL Amendment No. 2]

MUFG Bank, Ltd.
as a Lender

By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

[Signature Page to TL Amendment No. 2]

Sumitomo Mitsui Banking Corporation
as a Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[Signature Page to TL Amendment No. 2]

U.S. Bank, National Association
as a Lender

By:	/s/ Steven F. Bobinchak
Name: Steven F. Bobinchak
Title: Assistant Vice President

[Signature Page to TL Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Michael J. Stein
Name: Michael J. Stein
Title: Director

[Signature Page to TL Amendment No. 2]

HSBC BANK USA, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jack Kelly
Name: Jack Kelly
Title: Senior Vice President #23204

[Signature Page to TL Amendment No. 2]

Lord Abbett Global Funds I plc. - Lord Abbett Short Duration Income Fund,
as a Lender

By:	Lord, Abbett & Co. LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

JNL/Lord Abbett Short Duration Income Fund,
as a Lender

By:	Lord, Abbett & Co. LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Investment Trust - Lord Abbett Core Fixed Income Fund,
as a Lender

By:	Lord Abbett & Co LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Investment Trust - Lord Abbett Corporate Bond Fund,
as a Lender

By:	Lord Abbett & Co LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Investment Trust - Lord Abbett Income Fund,
as a Lender

By:	Lord Abbett & Co LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Investment Trust - Lord Abbett Inflation Focused Fund,
as a Lender

By:	Lord Abbett & Co LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Investment Trust - Lord Abbett Short Duration Core Bond Fund,
as a Lender

By:	Lord Abbett & Co LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Investment Trust - Lord Abbett Short Duration Income Fund,
as a Lender

By:	Lord Abbett & Co LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Investment Trust - Lord Abbett Ultra Short Bond Fund,
as a Lender

By:	Lord Abbett & Co LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Lord Abbett Short Duration Credit Trust II,
as a Lender

By:	Lord, Abbett & Co. LLC, As Investment
Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Kentucky Retirement Systems,
as a Lender

By:	Lord, Abbett & Co. LLC, As Investment
Advisor

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Kentucky Retirement Systems Insurance Trust Fund,
as a Lender

By:	Lord, Abbett & Co. LLC, As Investment
Advisor

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

Six Circles Credit Opportunities Fund,
as a Lender

By:	Lord, Abbett & Co. LLC. As Sub - Advisor

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

[Signature Page to TL Amendment No. 2]

AgCountry Farm Credit Services, FLCA,
as a Lender

By:	/s/ Will Franzmeier
Name: Will Franzmeier
Title: Sr. Credit Officer

[Signature Page to TL Amendment No. 2]